Summary Prospectus | March 1, 2023

Overseas Series

Class/Ticker: I/EXOSX S/MNOSX W/MNOWX Z/MNOZX

This is the Summary Prospectus of the Overseas Series - Class I, Class S, Class W, and Class Z Shares, a series of Manning & Napier Fund, Inc. (the “Fund”). Before you invest, you may want to review the prospectus of the Series, which contains more information about the Series and its risks. You can find the prospectus and other information about the Series, including the Series’ statement of additional information and most recent reports to shareholders, online at www.manning-napier.com/documents. You can also get this information at no cost from the Fund by calling 1-800-466-3863, by sending an email to orders@mysummaryprospectus.com, or from your financial intermediary. The prospectus and the statement of additional information of the Series, both dated March 1, 2023, as each may be amended or supplemented, are incorporated into this Summary Prospectus.

Investment Goal

The Series’ investment objective is to provide long-term growth.

Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Series. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

CLASS	I	S	W	Z
Shareholder Fees (fees paid directly from your investment)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	None	0.25%	None	None
Other Expenses	0.17%	0.24%	0.10%	0.10%
Total Annual Fund Operating Expenses	0.77%	1.09%	0.70%	0.70%
Less Fee Waiver and/or Expense Reimbursement[1]	(0.02)%	(0.04)%	(0.65)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.75%	1.05%	0.05%	0.65%

1Manning & Napier Advisors, LLC (the Advisor) has contractually agreed to waive the management fee for the Class W shares. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of each Class, exclusive of Distribution and Service (12b-1) Fees and waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.75% of the average daily net assets of the Class I shares, 0.80% of the average daily net assets of the Class S shares, 0.65% of the average daily net assets of the Class Z shares, and 0.05% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit each Class’s operating expenses is limited to direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by the Series through its investments in other investment companies. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Example

The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor’s contractual waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS	I	S	W	Z
1 Year	$77	$107	$5	$66
3 Years	$240	$334	$16	$208
5 Years	$417	$579	$28	$362
10 Years	$930	$1,283	$64	$810

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 40% of the average value of its portfolio.

Principal Investment Strategies

The Series invests primarily in common stocks of issuers from outside the United States. The Series will, under normal circumstances, invest at least 80% of its assets in securities of issuers from countries outside the United States; typically, the actual percentage will be considerably higher. The Series may invest in securities denominated in foreign currencies and American Depository Receipts (ADRs) and other U.S. dollar denominated securities of foreign issuers. The Series may invest in stocks of companies both in developed countries and in emerging market countries. The maximum allocation to any one country, measured at the time of purchase, is the higher of 15% or double the country’s weighting in the MSCI EAFE Index. Total holdings in emerging market countries are limited to 35% of the portfolio measured at the time of purchase. The Series may invest in small-, large-, or mid-size companies.

The Series may purchase shares of exchange-traded funds (ETFs), including to establish a diversified position in a particular sector of the market or to manage cash flows. The Advisor believes that purchasing ETFs may allow it to manage the Series’ portfolio more efficiently than would otherwise be possible.

The Series may, but is not required to, undertake hedging activities and may invest in forward foreign currency contracts to hedge currency risks associated with the purchase of individual securities denominated in a foreign currency.

The Advisor uses a “bottom-up” strategy, focusing on individual security selection to choose stocks from companies around the world. The Advisor analyzes factors such as the management, financial condition, and market position of individual companies to select companies that it believes will make attractive long-term investments.

In selecting individual securities, the Advisor uses fundamental analysis and looks for one or more of the following characteristics:

•Strong strategic profiles (e.g., strong market position, benefits from technology, market-share gains in a mature market and high barriers to entry).

•Improving market share in consolidating industries.

•Low price relative to fundamental or break-up value.

The Advisor will consider selling a security if:

•it no longer fits the Series’ investment strategies or valuation discipline;

•it has reached the Advisor’s target sell price; or

•a more attractive investment opportunity is identified.

There are no prescribed limits on the sector allocation of the Series’ investments and, from time to time, the Series may focus its investments in one or more sectors.

Principal Risks of Investing in the Series

As with all mutual funds, there is no guarantee that the Series will achieve its investment objective. You could lose money by investing in the Series.

Management risk — The value of your investment may decline if the Advisor’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect.

Market risk — Because the Series invests in stocks, the value of your investment will fluctuate in response to stock market movements. This means that you could lose money on your investment in the Series or the Series could underperform if any of the following occurs:

•Foreign stock markets decline.

•An adverse event, such as an unfavorable earnings report, depresses the value of one or more of the Series’ portfolio holdings.

•An epidemic, pandemic or natural disaster, or widespread fear that such events may occur, negatively affects the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Series invests.

Foreign securities risk — Because the Series may invest in securities of foreign issuers, the Series is subject to additional risks. These include risks of adverse changes in foreign economic, political, regulatory and other conditions. The prices of foreign common stocks may, at times, move in a different direction than the prices of U.S. stocks. The Series’ investments may be denominated in the currencies of the countries in which they are located; therefore, the value of the Series may be affected by changes in exchange rates between those foreign currencies and the U.S. dollar. The Advisor’s attempt to manage the currency risk described above may not accurately predict movements in currency exchange rates, which could cause the Series to sustain losses. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Series to sell such investments at inopportune times or prevent an investment the Advisor otherwise believes is attractive, each of which could result in losses to the Series. These restrictions may also negatively impact the market for securities of issuers that are similar to those directly impacted by the restrictions resulting in reduced liquidity and price declines in those securities as well.

Emerging markets risk — The Series may also have special risks due to its investments in emerging market countries. In addition to the risks discussed above relating to investments in foreign companies located in developed countries, the Series’ investments in emerging market countries are subject to the following risks:

•Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.

•Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation.

•It is sometimes difficult to obtain and enforce court judgments in emerging market countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country.

•There will tend to be an increased risk of price volatility associated with the Series’ investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Large-cap risk — Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — the Series’ performance could be reduced to the extent its portfolio is holding large-cap stocks.

Small- and mid-cap risk — The Series may also have special risks due to its investments in stocks of small- and mid-size companies. These risks include the following:

•The stocks of small- and mid-size companies may be subject to more abrupt or erratic market movements than the stocks of larger companies.

•The stocks of small- and mid-size companies may be subject to liquidity risk because such stocks may have lower trading volume and be less marketable than the stocks of larger companies. Liquidity risk is further described below.

•Small- and mid-size companies may have limited product lines, markets, or financial resources, and they may depend on a small management group. As a result, they fail more often than larger companies.

Forward contracts risk — The Series is subject to the following risks due to its ability to invest in forward contracts:

•Forwards, like all derivatives, can be extremely sensitive to changes in the market value of the underlying investment, and changes in the value of a forward contract may not correlate perfectly with the underlying investment.

•The Series may not be able to receive amounts payable to it under its forward contracts as quickly as it may be able to sell or otherwise obtain payments from other investments, so the Series’ investments in such contracts may not be as liquid as the Series’ other investments.

•The Series’ use of forwards is also subject to the risk that the counterparty to the forward contract will default or otherwise become unable to honor its obligation to the Series.

Risks related to ETFs — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. The Series will also bear its proportionate share of the expenses of the purchased ETF in addition to its own expenses.

Sector focus risk — Because the Series’ investments may, from time to time, be more heavily invested in a particular sector or sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors.

As a result, the Series’ share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.

Liquidity risk — The Series is subject to the risk that, at certain times, its securities may be difficult or impossible to sell at the time and the price that the Series would like. The Series may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Series’ management or performance.

Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals in the Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force the Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.

The risks above could contribute to a decline in the value of the Series’ investments and, consequently, the share price of the Series.

Summary of Past Performance

The bar chart and average annual total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Class I shares of the Series for each of the last ten calendar years. The total return table shows how the average annual total returns for the Series for different periods compared to those of a broad-based securities index. The Series’ Class Z Shares, Class S Shares and Class W Shares commenced operations on May 1, 2018, September 21, 2018 and March 1, 2019, respectively, and all returns shown for each such class include the returns of the Series’ Class I Shares (adjusted to reflect the higher class-related expenses of the class, where applicable) for periods prior to its inception date. The Series’ performance in calendar year 2020 includes the impact of the Fund’s receipt of a onetime payment of litigation settlement proceeds relating to a prior portfolio investment. This one-time payment was received during the third quarter of 2020 and contributed approximately 3.6% to the Series’ performance in 2020. The impact of this contribution to the Series’ average annual total returns will vary by timeframe. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly performance information of the Series is available at www.manning-napier.com.

CALENDAR YEARS ENDED DECEMBER 31

Quarterly Returns

Highest (quarter ended 06/30/2020): 22.64%
Lowest (quarter ended 03/31/2020): (20.81)%

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2022
	1 Year	5 Years	10 Years
Class I Shares
Return Before Taxes	(24.26)%	2.52%	4.10%
Return After Taxes on Distributions	(24.28)%	2.34%	3.57%
Return After Taxes on Distributions and Sale of Series Shares	(14.12)%	2.08%	3.27%
Class S Shares – Return Before Taxes	(24.50)%	2.22%	3.79%
Class W Shares – Return Before Taxes	(23.74)%	3.08%	4.38%
Class Z Shares – Return Before Taxes	(24.19)%	2.62%	4.15%
Index: (reflects no deduction for fees, expenses, or taxes)
MSCI ACWI ex USA	(16.00)%	0.88%	3.80%

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax figures are shown for one share class only, and would be different for the other share classes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor

The investment advisor of the Series is Manning & Napier Advisors, LLC.

Portfolio Managers

A portfolio management team made up of investment professionals employed by the Advisor is jointly and primarily responsible for making all of the Series’ investment decisions. The following investment professionals serve on the Series’ Portfolio Management Team:

Christian A. Andreach, CFA®
Co-Head of Global Equities, Managing Director of Consumer Group, Head of U.S. Equity Core Team, has managed the Series since 2019.

Marc Tommasi
Co-Head of Global Equities, Chief Investment Strategist, Head of Non-U.S. Equity Core Team, Managing Director of Global Strategies Group, has managed the Series since 2002.

Jay M. Welles, CFA®
Head of Core Equities, Managing Director of Technology Group, has managed the Series since 2019.

Purchase and Sale of Series Shares

You may purchase or redeem shares of the Series on any day the New York Stock Exchange (NYSE) is open. The minimum initial investment for the Class S shares of the Series is $2,000. The minimum initial investment for the Class I and Class Z shares of the Series is $1,000,000. There is no minimum initial investment for the Class W shares, which are only available to the Advisor’s discretionary investment account clients. The minimum initial investments of the Class S, Class I and Class Z shares are waived for certain qualified retirement plans and the Advisor’s discretionary investment account clients. In addition, the Class S shares investment minimum is waived for participants in an automatic investment program who invest at least $1,000 in a 12-month period. There is no minimum for subsequent investments. You may purchase or redeem shares of the Series held directly with the Fund by mail (Manning & Napier Fund, Inc., P.O. Box 534449, Pittsburgh, PA 15253-4449), by Internet (www.manning-napier.com), by telephone (1-800-466-3863) or by wire. Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place purchase or redemption orders.

Tax Information

The distributions made by the Series generally are taxable, and will be taxed as qualified dividend income, ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Series distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Series’ shares through a broker-dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

EXOSX Summ 03/01/2023